                                                                    Exhibit 10.2

            AMENDMENT NO. 2, dated as of June 3, 2005 (this "Amendment"), to (i) the Credit Agreement dated as of April 14, 2004, as amended and restated as of October 22, 2004 (as amended to the date hereof, the "Credit Agreement"), among HOMEBASE ACQUISITION, LLC ("Homebase"), CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC. ("CCI Illinois Holdings"), CONSOLIDATED COMMUNICATIONS TEXAS HOLDINGS, INC ("CCI Texas Holdings"), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the "CCI Borrower"), CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., a Delaware corporation (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), the financial institutions holding Loans or Commitments hereunder from time to time (the "Lenders"), CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, COBANK, ACB, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch ("CSFB"), and DEUTSCHE BANK SECURITIES INC., as co-syndication agents (in such capacity, the "Co-Syndication Agents"), and CSFB and CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as joint lead arrangers and joint bookrunners (in such capacity, the "Joint Lead Arrangers") and (ii) the Restated Credit Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            WHEREAS, CCI Illinois Holdings and the Borrowers are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 23, 2005, as amended as of April 22, 2005 (as amended to the date hereof, the "Restated Credit Agreement") by and among CCI Illinois Holdings, the Borrowers, the lenders party thereto, the Administrative Agent, the Documentation Agent, the Co-Syndication Agents and the Joint Lead Arrangers, pursuant to which the Borrowers postponed the deadline for the occurrence of the Restatement Effective Date (as defined in the Restated Credit Agreement) contained in Section 4.01 of the Restated Credit Agreement;

            WHEREAS, pursuant to the Consent agreement (as modified on April 22, 2005, the "Consent"), effective as of February 23, 2005, among the Administrative Agent and the lenders parties thereto, the Requisite Lenders under the Credit Agreement have consented to the Restated Credit Agreement;

            WHEREAS, the Borrowers desire to postpone the deadline for the occurrence of the Restatement Effective Date (as defined in the Restated Credit Agreement) contained in Section 4.01 of the Restated Credit Agreement;

            WHEREAS, the Borrowers desire to increase the aggregate amount of Term D Commitments under the Restated Credit Agreement to $425.0 million;

            WHEREAS, the Requisite Lenders under the Credit Agreement have previously consented to the postponement of the required repayment of Loans from Excess Cash Flow for the Excess Cash Flow Period ended December 31, 2004 pursuant to Section 2.05(c)(v) of the Credit Agreement until June 30, 2005;

            WHEREAS, the Borrowers desire to have their obligations to repay Loans from Excess Cash Flow pursuant to Section 2.05(c)(v) of the Credit Agreement waived for the Excess Cash Flow Period ended December 31, 2004;

            WHEREAS, the Borrowers desire to amend Section 6.07 of the Credit Agreement to permit certain cash dividend payments by the Loan Parties to Homebase for further distribution to the Permitted Holders and the other equity holders of Homebase;

            WHEREAS, the Borrowers desire to cause certain other amendments to the Credit Agreement and the Restated Credit Agreement set forth herein to become effective; and

            WHEREAS, Section 9.08(b) of each of the Credit Agreement and the Restated Credit Agreement provides that the Borrowers may, with the consent of the Requisite Lenders thereunder, amend the Credit Agreement or the Restated Credit Agreement, as the case may be, and the related Loan Documents;

            NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            Section 1. AMENDMENTS TO RESTATED CREDIT AGREEMENT. The Restated Credit Agreement is hereby amended effective as of the date referred to in
Section 4 by:

            (a) deleting the definition of "Excess Subject Payments" set forth therein and replacing it with the following:

            ""Excess Subject Payment Amount" means, for any Fiscal Quarter, the amount by which the amount of Subject Payments in such Fiscal Quarter exceeded the sum of (x) $11,875,000 plus (y) the amount of pro rata dividends paid on shares of Class A Common Stock of Holdings reserved for issuance on the Restatement Effective Date under Holdings' 2005 Long Term Incentive Plan."

            (b) deleting the definition of "Term D Commitment" set forth therein and replacing it with the following:

            ""Term D Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make a Term D Loan pursuant to clause (i) of Section 2.01(a) (or convert its Term C Loans pursuant to
      Section 1.04(b)) on the Restatement Effective Date, expressed as an amount representing the maximum principal amount of the Term D Loan to be made or converted by such Lender hereunder, as the same may be reduced from time to time pursuant to the provisions of this Agreement. The initial amount of the Term D Commitment of any Term C Lender which has consented to the amendment and restatement of the Restated Credit Agreement to occur on the Restatement Effective Date shall be equal to the principal amount of Term C Loans held by such Term C Lender on the Restatement Effective Date (unless such Term C Lender has committed, pursuant to a

            Lender Addendum, to provide a greater Term D Commitment, in which case such Term C Lender's Term D Commitment shall include any incremental amount set forth in such Lender Addendum) and the initial amount of each other Person with a Term D Commitment shall be the amount set forth in such Person's Lender Addendum. The initial aggregate amount of the Lenders' Term D Commitments is $425.0 million."; and

            (c) deleting each reference to "June 30, 2005" in Section 4.01 of the Restated Credit Agreement and in Section 2 of the Consent and replacing each such reference with "September 30, 2005".

            Section 2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended effective as of the date provided in Section 4 by:

            (a) adding the following immediately after the final parenthetical in the definition of "Consolidated EBITDA":

            "; provided, further, that Consolidated EBITDA shall be increased by an amount equal to all costs and expenses of the Loan Parties in connection with the proposed initial public offering of the common stock of Consolidated Communications Holdings, Inc. (as set forth in reasonable detail in any Compliance Certificate delivered to the Administrative Agent pursuant to this Agreement) to the extent such costs and expenses would have otherwise reduced Consolidated EBITDA but for the operation of this proviso";

            (b) (i) deleting the word "and" appearing at the end of Section 6.07(x), (ii) replacing the period appearing at the end of Section 6.07(xi) with the phrase "; and" and (iii) adding the following provision directly following
Section 6.07(xi):

            "(xii) unless a Default shall have occurred and is continuing or would result therefrom, the CCI Borrower and TXU Borrower may declare and pay cash dividends from available cash on hand to CCI Illinois Holdings and CCI Texas Holdings, respectively, in an aggregate amount not to exceed $37.5 million on or before September 30, 2005, and CCI Illinois Holdings and CCI Texas Holdings may declare and pay (from the proceeds of such dividends) cash dividends to Homebase in an aggregate amount not to exceed $37.5 million on or before June 30, 2005."; and

            (c) deleting Section 5.11(b) in its entirety and any reference in the Credit Agreement to any obligation or requirement that Homebase or the Loan Parties seek the consent of ICC for the guarantee of the Obligations and a grant of a security interest in the Equity Interests and assets of ICTC.

            Section 3. WAIVER OF EXCESS CASH FLOW SWEEP FOR 2004 UNDER CREDIT AGREEMENT. The requirement in the Credit Agreement that a prepayment of Loans be made with 50% of Excess Cash Flow for the Excess Cash Flow Period ended December 31, 2004 pursuant to Section 2.05(c)(v) of the Credit Agreement is hereby waived in its entirety (it being understood that no modification of any required prepayment for any subsequent Excess Cash Flow Period is granted hereby).

            Section 4. EFFECTIVENESS. This Amendment will become effective upon the first date on which the Administrative Agent shall have received (i) executed signature pages hereto from the Requisite Lenders under the Credit Agreement and the Requisite Lenders under the Restated Credit Agreement and each of the other parties listed on the signature pages hereto and (ii) a payment by wire transfer of immediately available funds to the Administrative Agent in an amount equal to 0.05% of the aggregate Term A Loans, Term C Loans and Revolving Loan Commitments under the Credit Agreement held by Lenders that have consented to this Amendment No. 2 on or prior to noon, New York time, on June 3, 2005 (but, for the avoidance of doubt, not under the Restated Credit Agreement) for further distribution to the consenting Lenders holding such Term A Loans, Term C Loans and Revolving Loan Commitments under the Credit Agreement.

            Section 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            Section 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            Section 7. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 8. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of such agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                        CONSOLIDATED COMMUNICATIONS ACQUISITION
                                          TEXAS, INC.,
                                          as Co-Borrower


                                        By: /s/ Steven L. Childers
                                            ------------------------------------
                                            Name: Steven L. Childers
                                            Title: CFO



                                        CONSOLIDATED COMMUNICATIONS, INC.,
                                          as Co-Borrower


                                        By: /s/ Steven L. Childers
                                            ------------------------------------
                                            Name: Steven L. Childers
                                            Title: CFO



                                        HOMEBASE ACQUISITION, LLC


                                        By: /s/ Steven L. Childers
                                            ------------------------------------
                                            Name: Steven L. Childers
                                            Title: CFO



                                        CONSOLIDATED COMMUNICATIONS ILLINOIS
                                          HOLDINGS, INC.


                                        By: /s/ Steven L. Childers
                                            ------------------------------------
                                            Name: Steven L. Childers
                                            Title: CFO



                                        CONSOLIDATED COMMUNICATIONS TEXAS
                                          HOLDINGS, INC.


                                        By: /s/ Steven L. Childers
                                            ------------------------------------
                                            Name: Steven L. Childers
                                            Title: CFO

                          CITICORP NORTH AMERICA, INC., as
                                   administrative agent

                          By:      /s/ Caesar W. Wyzomirski
                                   -----------------------------------------
                          Name:    Caesar W. Wyzomirski
                          Title:   Vice President


                          CREDIT SUISSE FIRST BOSTON, acting through its
                                   Cayman Islands Branch, as a Lender

                          By:      /s/ Thomas Hall
                                   -----------------------------------------
                          Name:    Thomas Hall
                          Title:   Vice President

                          By:      /s/ Doreen Barr
                                   -----------------------------------------
                          Name:    Doreen Barr
                          Title:   Associate


                          Allstate Life Insurance Company, as a lender

                          By:      /s/ Robert D. Bodett
                                   -----------------------------------------
                          Name:    Robert B. Bodett
                          Title:   Authorized signatory

                          By:      /s/ Jerry D. Zinkula
                                   -----------------------------------------
                          Name:    Jerry D. Zinkula
                          Title:   Authorized signatory


                          AIMCO CDO Series 2000-A, as a lender

                          By:      /s/ Robert D. Bodett
                                   -----------------------------------------
                          Name:    Robert B. Bodett
                          Title:   Authorized signatory

                          By:      /s/ Jerry D. Zinkula
                                   -----------------------------------------
                          Name:    Jerry D. Zinkula
                          Title:   Authorized signatory


                          AIMCO CDO Series 2001-A, as a lender

                          By:      /s/ Robert D. Bodett
                                   -----------------------------------------
                          Name:    Robert B. Bodett
                          Title:   Authorized signatory

                          By:      /s/ Jerry D. Zinkula
                                   -----------------------------------------
                          Name:    Jerry D. Zinkula
                          Title:   Authorized signatory


                          PACIFICA CDO III, LTD., as a lender
                          By:      /s/ An Pham, Jr.
                                   -----------------------------------------
                          Name:    An Pham, Jr.
                          Title:   Vice President


                          ADDISON CDO, LIMITED, as a lender

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT
                                   SYSTEM, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor, acting through Investors
                                   Fiduciary Trust Company

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          CLARENVILLE CDO, SA, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          CORONA TRUST, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          JISSEKIKUN FUNDING LTD., as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          LOAN FUNDING III LLC, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          RED RIVER HYPI, L.P., as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor, acting through Investors
                                   Fiduciary Trust Company in the
                                   Nominee Name of IFTCO

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          SEQUILS-MAGNUM, LTD., as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          SOUTHPORT CLO, LIMITED, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          STATE TEACHERS RETIREMENT SYSTEM OF OHIO, as
                                   a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------

                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          PIMCO FLOATING RATE INCOME FUND, as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor, acting through Investors
                                   Fiduciary Trust Company in the
                                   Nominee Name of IFTCO

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          PIMCO FLOATING RATE STRATEGY FUND, as a
                                   lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor, acting through Investors
                                   Fiduciary Trust Company in the
                                   Nominee Name of IFTCO

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          WAVELAND-INGOTS, LTD., as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          WRIGLEY CDO, LTD., as a lender

                          By:      Pacific Investment Management
                                   Company LLC, as its Investment
                                   Advisor

                          By:      /s/ Mohan V. Phansalkar
                                   -----------------------------------------
                          Name:    Mohan V. Phansalkar
                          Title:   Managing Director


                          CITIGROUP GLOBAL MARKETS INC.

                          By:      /s/ Scott S. Littlejohn
                                   -----------------------------------------
                          Name:    Scott S. Littlejohn
                          Title:   Managing Director

                          CITIBANK, N.A., as a lender

                          By:      /s/ James Nessel
                                   -----------------------------------------
                          Name:    James Nessel
                          Title:   Director


                          CITIBANK, N.A., as a lender

                          By:      /s/ David E. Graber
                                   -----------------------------------------
                          Name:    David E. Graber
                          Title:   Director


                          PPM SHADOW CREEK FUNDING LLC, as a lender

                          By:      /s/ Cristina Higgins
                                   -----------------------------------------
                          Name:    Cristina Higgins
                          Title:   Authorized Agent


                          PPM SPYGLASS FUNDING TRUST, as a lender

                          By:      /s/ Meredith J. Koslick
                                   -----------------------------------------
                          Name:    Meredith J. Koslick
                          Title:   Authorized Agent


                          WINGED FOOT FUNDING TRUST, as a lender

                          By:      /s/ Meredith J. Koslick
                                   -----------------------------------------
                          Name:    Meredith J. Koslick
                          Title:   Authorized Agent


                          JUPITER LOAN FUNDING LLC, as a lender

                          By:      /s/ Meredith J. Koslick
                                   -----------------------------------------
                          Name:    Meredith J. Koslick
                          Title:   Assistant Vice President


                          PUTNAM FLOATING RATE INCOME FUND, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President

                          PUTNAM DIVERSIFIED INCOME TRUST, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM PREMIER INCOME TRUST, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM MASTER INTERMEDIATE INCOME TRUST, as
                                   a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM HIGH YIELD TRUST, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM HIGH YIELD ADVANTAGE FUND, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM VARIABLE TRUST- PVT HIGH YIELD FUND,
                                   as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President


                          PUTNAM VARIABLE TRUST- PVT DIVERISFIED
                                   INCOME FUND, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President

                          BOSTON HARBOR CLC 2004-1, as a lender

                          By:      /s/ Beth Mazor
                                   -----------------------------------------
                          Name:    Beth Mazor
                          Title:   Vice President

                          MOUNTAIN CAPITAL CLO II, LTD., as a lender

                          By:      /s/ Chris Siddons
                                   -----------------------------------------
                          Name:    Chris Siddons
                          Title:   Director


                          MOUNTAIN CAPITAL CLO III, LTD., as a lender

                          By:      /s/ Chris Siddons
                                   -----------------------------------------
                          Name:    Chris Siddons
                          Title:   Director


                          HEWETT'S ISLAND CLO II, LTD., as Portfolio
                                   Manager

                          By:      /s/ John Frabotta
                                   -----------------------------------------
                          Name:    John Frabotta
                          Title:   Managing Director


                          SENIOR LOAN PORTFOLIO
                          BLACKROCK LIMITED DURATION INCOME TRUST
                          BLACKROCK SENIOR INCOME SERIES
                          BLACKROCK SENIOR INCOME SERIES II, as Lenders

                          By:      /s/ Tom Colwell
                                   -----------------------------------------
                          Name:    Tom Colwell
                          Title:   Authorized Signatory


                          ML CLO XX PILGRIM AMERICAN (CAYMAN) LTD.

                          By:      ING Investments, LLC as its
                                   Investment manager

                          By:      /s/ Robert Wilson
                                   -----------------------------------------
                          Name:    Robert Wilson
                          Title:   Senior Vice President

                          ING SENIOR INCOME FUND

                          By:      ING Investment Management Co. as
                                   its Investment manager

                          By:      /s/ Robert Wilson
                                   -----------------------------------------
                          Name:    Robert Wilson
                          Title:   Senior Vice President


                          ING PRIME RATE TRUST ING SENIOR INCOME FUND

                          By:      ING Investment Management Co. as
                                   its Investment manager

                          By:      /s/ Robert Wilson
                                   -----------------------------------------
                          Name:    Robert Wilson
                          Title:   Senior Vice President


                          ARCHIMEDES FUNDING III, LTD.

                          By:      ING Capital Advisors LLC, as
                                   Collateral Manager

                          By:      /s/ Gordon R. Cook
                                   -----------------------------------------
                          Name:    Gordon R. Cook
                          Title:   Managing Director


                          ARCHIMEDES FUNDING IV (CAYMAN), LTD.

                          By:      ING Capital Advisors LLC, as
                                   Collateral Manager

                          By:      /s/ Gordon R. Cook
                                   -----------------------------------------
                          Name:    Gordon R. Cook
                          Title:   Managing Director


                          NEMEAN CLO, LTD.

                          By:      ING Capital Advisors LLC, as
                                   Collateral Manager

                          By:      /s/ Gordon R. Cook
                                   -----------------------------------------
                          Name:    Gordon R. Cook
                          Title:   Managing Director


                          MUIRFIELD TRADING LLC, as a Lender

                          By:      /s/ Cristina Higgins
                                   -----------------------------------------
                          Name:    Cristina Higgins
                          Title:   Assistant Vice President

                          ACCESS INSTITUTIONAL LOAN FUND

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio  Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel
                          Title:   Senior Vice President


                          ROSEMONT CLO, LTD.

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel
                          Title:   Senior Vice President


                          BRYN MAWR, LTD.

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel
                          Title:   Senior Vice President


                          FOREST CREEK CLO, LTD.

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel
                          Title:   Senior Vice President


                          LONG GROVE CLO, LIMITED

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel
                          Title:   Senior Vice President


                          CUMBERLAND II CLO LTD.

                          By:      Deerfield Capital Management LLC as
                                   its Portfolio  Manager

                          By:      /s/ Mark E. Wittnebel
                                   -----------------------------------------
                          Name:    Mark E. Wittnebel

                          Title:   Senior Vice President


                          NATIONAL CITY BANK, as a Lender

                          By:      /s/ Jon W. Peterson
                                   -----------------------------------------
                          Name:    Jon W. Peterson
                          Title:   Senior Vice President


                          WINDSOR LOAN FUNDING, LIMITED

                          By:      Stanfield Capital Partners LLC as
                                   its Investment Manager

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          WINDSOR LOAN FUNDING, LIMITED

                          By:      Stanfield Capital Partners LLC as
                                   its Investment Manager

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          XL RE LTD.

                          By:      Stanfield Capital Partners LLC as
                                   its Collateral Manager

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          HAMILTON CDO, LTD.

                          By:      Stanfield Capital Partners LLC as
                                   its Collateral Manager

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          GULF STREAM-COMPASS CLO 2003-1 LTD.

                          By:      Gulf Stream Asset Management LLC,
                                   as Collateral Manager

                          By:      /s/ Barry K. Love
                                   -----------------------------------------
                          Name:    Barry K. Love

                          Title:   Chief Credit Officer


                          GULF STREAM-COMPASS CLO 2004-1 LTD.

                          By:      Gulf Stream Asset Management LLC,
                                   as Collateral Manager

                          By:      /s/ Barry K. Love
                                   -----------------------------------------
                          Name:    Barry K. Love
                          Title:   Chief Credit Officer


                          MORGAN STANLEY SENIOR FUNDING, INC., as a
                                   Lender

                          By:      /s/ James Morgan
                                   -----------------------------------------
                          Name:    James Morgan
                          Title:   Vice President


                          GSC PARTNERS GEMINI FUND LIMITED

                          By:      GSCP (NJ), as Collateral Monitor

                          By:      GSCP (NJ), INC., its General
                                   Partner

                          By:      /s/ John Kline
                                   -----------------------------------------
                          Name:    John Kline
                          Title:   Associate


                          SUNAMERICA LIFE INSURANCE COMPANY, as a
                                   Lender

                          By:      AIG Global Investment Coro, its
                                   Investment Advisor

                          By:      /s/ Steven S. Oh
                                   -----------------------------------------
                          Name:    Steven S. Oh
                          Title:   Managing Director


                          GALAXY CLO 2003-1, LTD., as a Lender

                          By:      AIG Global Investment Coro, its
                                   Investment Advisor

                          By:      /s/ Steven S. Oh
                                   -----------------------------------------

                          Name:    Steven S. Oh
                          Title:   Managing Director


                          GALAXY CLO 1999-1, LTD., as a Lender

                          By:      AIG Global Investment Coro, its
                                   Investment Advisor

                          By:      /s/ Steven S. Oh
                                   -----------------------------------------
                          Name:    Steven S. Oh
                          Title:   Managing Director


                          KZH SOLEIL LLC, as a Lender

                          By:      /s/ Susan Lee
                                   -----------------------------------------
                          Name:    Susan Lee
                          Title:   Authorized Agent


                          LANDMARK IV CDO LIMITED, as a Lender

                          By:      Aladdin Capital Management, LLC as
                                   Manager

                          By:      /s/ John J. D'Angelo
                                   -----------------------------------------
                          Name:    John J. D'Angelo
                          Title:   Authorized Signatory


                          ARES VI CLO LTD.

                          By: Ares CLO Management VI, L.P., Investment
                                   Manager

                          By: Ares CLO GP VI, LLC, its Managing Member

                          By:      /s/ Jeff Moore
                                   -----------------------------------------
                          Name:    Jeff Moore
                          Title:   Vice President


                          ARES VIII CLO LTD.

                          By: Ares CLO Management VIII, L.P.,
                                   Investment Manager

                          By: Ares CLO GP VIII, LLC, its Managing Member

                          By:      /s/ Jeff Moore
                                   -----------------------------------------
                          Name:    Jeff Moore
                          Title:   Vice President


                          STANFIELD QUATTRO CLO, LTD., as a lender

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          STANFIELD CARRERA CLO, LTD., as a lender

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Robert B. Bodett
                          Title:   Partner

                          STANFIELD ARBITRAGE CDO, Ltd, as a lender

                          By:      /s/ Christopher A. Bondy
                                   -----------------------------------------
                          Name:    Christopher A. Bondy
                          Title:   Partner


                          CSAM FUNDING IV, as a lender

                          By:      /s/ Linda Karn
                                   -----------------------------------------
                          Name:    Linda Karn
                          Title:   Authorized Signature


                          ACM INCOME FUND INC., as a lender

                          By:      /s/ Nantha Suppiah
                                   -----------------------------------------
                          Name:    Nantha Suppiah
                          Title:   Vice President


                          WESTERN ASSET FLOATING RATE HIGH INCOME
                                   FUND., as a lender

                          By:      /s/
                                   -----------------------------------------
                          Name:
                          Title:   Authorized Signatory


                          LOAN FUNDING IV, LLC, as a lender

                          By:      Highland Capital Management, L.P.,
                                   as Portfolio Manager

                          By:      /s/ David Lancelot
                                   -----------------------------------------
                          Name:    David Lancelot
                          Title:   Treasurer


                          HIGHLAND OFFSHORE PARTNERS, L.P., as a lender

                          By:      Highland Capital Management, L.P.,
                                   as General Partner

                          By:      /s/ David Lancelot
                                   -----------------------------------------
                          Name:    David Lancelot
                          Title:   Treasurer


                          LOAN FUNDING VII LLC, as a lender

                          By:      Highland Capital Management, L.P.,
                                   as Collateral Manager

                          By:      /s/ David Lancelot
                                   -----------------------------------------
                          Name:    David Lancelot
                          Title:   Treasurer


                          RESTORATION FUNDING CLO, LTD., as a lender

                          By:      Highland Capital Management, L.P.,
                                   as General Partner

                          By:      /s/ David Lancelot
                                   -----------------------------------------
                          Name:    David Lancelot
                          Title:   Treasurer


                          HIGHLAND FLOATING RATE ADVANTAGE FUND, as a
                                   lender

                          By:      Highland Capital Management, L.P.,
                                   as Investment Advisor

                          By:      /s/ R. Joseph Dougherty
                                   -----------------------------------------
                          Name:    R. Joseph Dougherty
                          Title:   Senior Vice President, Secretary


                          HIGHLAND FLOATING RATE LIMITED LIABILITY
                                   COMPANY, as a lender

                          By:      Highland Capital Management, L.P.,
                                   as its Investment Advisor

                          By:      /s/ R. Joseph Dougherty
                                   -----------------------------------------
                          Name:    R. Joseph Dougherty
                          Title:   Senior Vice President, Secretary


                          EMERALD ORCHARD LIMITED, as a lender

                          By:      /s/ Denton Robinson
                                   -----------------------------------------
                          Name:    Denton Robinson
                          Title:   Loans Officer

                          Co Bank, as a Lender

                          By:      /s/ Ted Koerner
                                   -----------------------------------------
                          Name:    Ted Koerner
                          Title:   Vice President


                          BLUE SQUARE FUNDING LIMITED SERIES 3, as
                                   administrative agent

                          By:      /s/ Alice L. Wagner
                                   -----------------------------------------
                          Name:    Alice L. Wagner
                          Title:   Vice President


                          CLYDESDALE CLO 2004, LTD., as a lender

                          By:      NOMURA CORPORATE RESEARCH AND ASSET
                                   MANAGEMETN INC., as Investment
                                   Manager

                          By:      /s/ Elizabeth MacLean
                                   -----------------------------------------
                          Name:    Elizabeth MacLean
                          Title:   Director


                          CLYDESDALE CLO 2001-1, LTD., as a lender

                          By:      NOMURA CORPORATE RESEARCH AND ASSET
                                   MANAGEMETN INC.,
                                   as Collateral Manager

                          By:      /s/ Elizabeth MacLean
                                   -----------------------------------------
                          Name:    Elizabeth MacLean
                          Title:   Director


                          CLYDESDALE CLO 2003, LTD., as a lender

                          By:      NOMURA CORPORATE RESEARCH AND ASSET
                                   MANAGEMETN INC.,
                                   as Collateral Manager

                          By:      /s/ Elizabeth MacLean
                                   -----------------------------------------
                          Name:    Elizabeth MacLean
                          Title:   Director


                          VENTURE IV CDO Limited, as a lender

                          By:      MJX Asset Management LLC, as its
                                   investment advisor

                          By:      /s/ Michael Regan
                                   -----------------------------------------
                          Name:    Michael Regan
                          Title:   Director


                          VENTURE III CDO Limited, as a lender

                          By:      MJX Asset Management LLC, as its
                                   investment advisor

                          By:      /s/ Michael Regan
                                   -----------------------------------------
                          Name:    Michael Regan
                          Title:   Director

                          VENTURE II CDO 2002, Limited, as a lender

                          By:      MJX Asset Management LLC, as its
                                   investment advisor

                          By:      /s/ Michael Regan
                                   -----------------------------------------
                          Name:    Michael Regan
                          Title:   Director


                          VENTURE CDO 2002, Limited, as a lender

                          By:      MJX Asset Management LLC, as its
                                   investment advisor

                          By:      /s/ Michael Regan
                                   -----------------------------------------
                          Name:    Michael Regan
                          Title:   Director


                          KZH SOLEIL-2 LLC, as a lender

                          By:      /s/ Susan Lee
                                   -----------------------------------------
                          Name:    Susan Lee
                          Title:   Authorized Agent


                          ELC (CAYMAN) LTD. 1999-II
                          APEX (IDM) CDO I, LTD.
                          BABSON CLO LTD. 2003-I
                          BABSON CLO LTD. 2004-I
                          BABSON CLO LTD. 2005-I
                          FORTE II CDO (CAYMAN) LTD.
                          SEABOARD CLO 2000 LTD.
                          SUFFIELD CLO, LIMITED
                          TRYON CLO LTD. 2000-I, as lenders

                          By:      Babson Capital Management LLC, as
                                   Collateral Manager
                          By:      /s/ David P. Wells, CFA
                                   -----------------------------------------
                          Name:    David P. Wells, CFA
                          Title:   Managing Director


                          C.M. LIFE INSURANCE COMPANY, as a lender

                          By:      Babson Capital Management LLC, as

                                   Investment Sub-Adviser
                          By:      /s/ David P. Wells, CFA
                                   -----------------------------------------
                          Name:    David P. Wells, CFA
                          Title:   Managing Director

                          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,
                                   as a lender

                          By:      Babson Capital Management LLC, as
                                   Investment Sub-Adviser
                          By:      /s/ David P. Wells, CFA
                                   -----------------------------------------
                          Name:    David P. Wells, CFA
                          Title:   Managing Director


                          SIMSBURY CLO, LIMITED
                                   SOMERS CDO, LIMITED, as a lender

                          By:      Babson Capital Management LLC under
                                   delegated authority from
                                   Massachursetts Mutual Life
                                   Insurance Company as Collateral
                                   Manager

                          By:       /s/ David P. Wells, CFA
                                   -----------------------------------------
                          Name:    David P. Wells, CFA
                          Title:   Managing Director


                          MAPLEWOOD (CAYMAN) LIMITED, as a lender

                          By:      Babson Capital Management LLC, as

                                   Investment Manager
                          By:      /s/ David P. Wells, CFA
                                   -----------------------------------------
                          Name:    David P. Wells, CFA
                          Title:   Managing Director


                          FIRSTRUST BANK, as a lender

                          By:      /s/ Kent Nelson
                                   -----------------------------------------
                          Name:    Kent Nelson
                          Title:   Senior Vice President


                          WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD
                                   BOND FUND AND WELLS CAPITAL
                                   MANAGEMENT, INC., as a lender

                          By:      Wells Capital Management
                          By:      /s/ Gilbert L. Southwell III
                                   -----------------------------------------
                          Name:    Gilbert L. Southwell III
                          Title:   Vice President

                          FEDERAL LAND BANK ASSOCIATIO OF TEXAS, FLCA,
                                   as a lender

                          By:      /s/ James R. Isenhower
                          Name:    James R. Isenhower
                          Title:   Chief Executive Officer


                          EATON VANCE LIMITED DURATION INCOME FUND

                          By:      EATON VANCE MANAGEMENT, as a
                                   Lender's Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          TOLLI & CO

                          By:      EATON VANCE MANAGEMENT, aS

                                   Management Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE SENIOR FLOATING-RATE TRUST

                          By:      EATON VANCE MANAGEMENT, as an
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE FLOATING-RATE INCOME TRUST

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President

                          EATON VANCE SENIOR INCOME TRUST

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE CDO III. LTC.

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          CONSTANTINUS EATON VANCE CDO V, LTD.

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE CDO VI LTD.

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President

                          GRAYSON & CO.

                          By:      BOSTON MANAGEMENT AND RESEARCH, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          SENIOR DEBT PORTFOLIO

                          By:      BOSTON MANAGEMENT AND RESEARCH, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          THE NORINCHUKIN BANK, NEW YORK BRANCH,
                                   through State Street Bank and Trust
                                   Company N.A. as Fiduciary Custodian

                          By:      EATON VANCE MANAGEMENT,
                                   Attorney-in-Fact

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          BIG SKY SENIOR LOAN TRUST

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          EATON VANCE VT FLOATING-RATE INCOME FUND

                          By:      EATON VANCE MANAGEMENT, as
                                   Investment Advisor

                          By:      /s/ Michael B. Botthof
                                   -----------------------------------------
                          Name:    Michael B. Botthof
                          Title:   Vice President


                          DEUTSCHE BANKTRUST COMPANY, AMERICA, as a
                                   Lender

                          By:      /s/ Anca Trifan
                                   -----------------------------------------

                          Name:    Anca Trifan
                          Title:   Director

                          By:      /s/ Diane F. Rolfe
                                   -----------------------------------------
                          Name:    Diane F. Rolfe
                          Title:   Vice President


                          FRANKLIN FLOATING RATE TRUST, FRANKLIN
                               FLOATING RATE MASTER SERIES, FRANKLIN
                               FLOATING RATE DAILY ACCESS FUND,
                               FRANKLIN CLO I, LIMITED, FRANKLIN CLO
                               II, LIMITED, FRANKLIN CLO III, LIMITED
                               FRANKLIN CLO VI, LIMITED, as a Lender

                          By:      /s/ Tyler Chan
                                   -----------------------------------------
                          Name:    Tyler Chan
                          Title:   Vice President


                          KZH STERLING LLC

                          By:      /s/ Susan Lee
                                   -----------------------------------------
                          Name:    Susan Lee
                          Title:   Authorized Agent


                          KZH CYPRESSTREE-1LLC

                          By:      /s/ Susan Lee
                                   -----------------------------------------
                          Name:    Susan Lee
                          Title:   Authorized Agent


                          CENTURION CDO VII, LTD.

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager
                          By:      /s/ Vincent P. Pham
                                   -----------------------------------------
                          Name:    Vincent P. Pham
                          Title:   Director-Operations

                          CENTURION CDO VI, LTD.

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager

                          By:      /s/ Vincent P. Pham
                                   -----------------------------------------
                          Name:    Vincent P. Pham
                          Title:   Director-Operations


                          CENTURION CDO II, LTD.

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager

                          By:      /s/ Vincent P. Pham
                                   -----------------------------------------
                          Name:    Vincent P. Pham
                          Title:   Director-Operations


                          SEQUILS-CENTURION V, LTD.

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager

                          By:      /s/ Vincent P. Pham
                                   -----------------------------------------
                          Name:    Vincent P. Pham
                          Title:   Director-Operations


                          IDS LIFE INSURANCE COMPANY

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager

                          By:      /s/ Yvonne E. Stevens
                                   -----------------------------------------
                          Name:    Yvonne E. Stevens
                          Title:   Senior Managing Director


                          AMERICAN EXPRESS CERTIFICATE COMPANY

                          By:      AMERICAN EXPRESS ASSET MANAGEMENT
                                   GROUP, INC., as Collateral Manager

                          By:      /s/ Yvonne E. Stevens
                                   -----------------------------------------
                          Name:    Yvonne E. Stevens
                          Title:   Senior Managing Director

                          CHAMPLAIN CLO LTD.

                          By:      INVESTCO SENIOR SECURED MANAGEMENT,
                                   INC., as Collateral Manager

                          By:      /s/ Scott Baskind
                                   -----------------------------------------
                          Name:    Scott Baskind
                          Title:   Authorized Signatory


                          CHARTER VIEW PORTFOLIO

                          By:      INVESTCO SENIOR SECURED MANAGEMENT,
                                   INC., as Investment Advisor

                          By:      /s/ Scott Baskind
                                   -----------------------------------------
                          Name:    Scott Baskind
                          Title:   Authorized Signatory


                          DIVERSIFIED CREDIT PORTFOLIO LTD.

                          By:      INVESTCO SENIOR SECURED MANAGEMENT,
                                   INC., as Investment Advisor

                          By:      /s/ Scott Baskind
                                   -----------------------------------------
                          Name:    Scott Baskind
                          Title:   Authorized Signatory


                          DENALI CAPITAL LLC, management member of DC
                                   FUNDING PARTNERS, portfolio manager
                                   for DENALI CAPITAL CLO I, LTD., or
                                   an affiliate

                          By:      /s/ Robert M. Coseo
                                   -----------------------------------------
                          Name:    Robert M. Coseo
                          Title:   Managing Director


                          DENALI CAPITAL LLC, management member of DC
                                   FUNDING PARTNERS, portfolio manager
                                   for DENALI CAPITAL CLO IV, LTD., or
                                   an affiliate

                          By:      /s/ Robert M. Coseo
                                   -----------------------------------------
                          Name:    Robert M. Coseo
                          Title:   Managing Director


                          DRYDEN LEVERAGED LOAN CDO 2002-II., as a
                                   Lender

                          By:      Prudential Investment Management
                                   Inc., as Collateral Manager

                          By:      /s/ Authorized Signatory
                                   -----------------------------------------
                          Name:    Authorized Signatory
                          Title:   Vice President

                          LOAN FUNDING V, LLC, as a Lender

                          By:      Prudential Investment Management
                                   Inc., as Collateral Manager

                          By:      /s/ Authorized Signatory
                                   -----------------------------------------
                          Name:    Authorized Signatory
                          Title:   Vice President